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                                   EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the incorporation by reference in the following registration statement of Harris Corporation pertaining to the Harris Corporation Retirement Plan of our report dated October 3, 1996, with respect to the financial statements and schedules of the Harris Corporation Retirement Plan included in this Annual Report (Form 11-K) for the year ended June 30, 1996;

     Form S-8       No. 33-50169       Harris Corporation Retirement Plan


                                            BRAY, BECK & KOETTER

Melbourne, Florida
December 20, 1996